UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2012

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (the “Corrected Report”) replaces in its entirety our current report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2012 (the “Original Report”). The Corrected Report is being filed solely to correct an inadvertent error in the date on the signature page of the Original Report, which date is being corrected from February 21, 2011 to February 21, 2012. No other changes have been made to the Original Report.

Item 1.01	Entry into a Material Definitive Agreement

On February 16, 2012, Superconductor Technologies Inc. (the “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) by and among the Company and certain accredeted investors (the “Purchasers”), pursuant to which the Company agreed to issue to the Purchasers in a registered offering up to 4,346,219 shares of its common stock (the “Common Stock”) and warrants to purchase up to 3,259,664 shares of Common Stock (the “Warrants”). These securities will be sold in multiples of a fixed combination consisting of one share of Common Stock and a Warrant to purchase up to 0.75 of a share of Common Stock, at a price of $1.05, for an aggregate offering price of $4,563,529.95 (the “Offering”). As discussed in Item 8.01, on or about February 20, 2012, a majority in interest of the Purchasers approved the subsequent offering discussed below. The subsequent offering is not covered by Item 1.01 of this Form 8-K. The Purchase Agreement contains customary representations, warranties and indemnification by the Company. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Each Warrant will have an exercise price of $1.35 per share, for total potential additional proceeds to the Company of up to approximately $4,400,546.40 upon exercise of the Warrants. The Warrants are exercisable at any time but not prior to the six-month anniversary of the issuance of the warrants and have a five-year term. The Warrants are exercisable for cash or, solely in the absence of an effective registration statement or prospectus, by cashless exercise. The exercise price of the Warrants is subject to adjustment in the case of stock dividends or other distributions on shares of common stock or any other equity or equity equivalent securities payable in shares of common stock, stock splits, stock combinations, reclassifications or similar events affecting our common stock, and also, subject to limitations, upon any distribution of assets, including cash, stock or other property to our stockholders. The exercise price of the Warrants is not subject to “price-based” anti-dilution adjustment. The exercise of the Warrants is subject to certain beneficial ownership and other limitations set forth in the Warrants. A copy of the form of the Warrants is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On February 13, 2012, the Company entered into an engagement letter (the “Engagement Letter”) with Rodman & Renshaw, LLC (the “Placement Agent”), as amended on February 20, 2012, pursuant to which the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of registered securities of the Company. The Company has agreed to pay the Placement Agent an aggregate fee equal to 6% of the gross proceeds received in the Offering and provide a limited non-accountable expense reimbursement. The Engagement Letter contains customary representations, warranties, and indemnification by the Company. A copy of the Engagement Letter is attached hereto as Exhibit 1.1 and a copy of the amendment to the Engagement Letter is attached hereto as Exhibit 1.2, and each is incorporated herein by reference.

The net proceeds to the Company from the registered direct offering, after deducting the Placement Agent fees and the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants issued in the Offering, are expected to be approximately $4.2 million. The Offering is expected to close on or about February 22, 2012.

The offer and sale of the Common Stock and Warrants (and the shares of Common Stock issuable upon exercise of the Warrants) are registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-3 (File No. 333-172190), which became effective on April 13, 2011 and a related prospectus supplement being filed in connection with the Offering. A copy of the opinion of Manatt, Phelps & Phillips, LLP relating to the legality of the issuance of the shares of Common Stock and the Warrants is attached hereto as Exhibit 5.1.

The foregoing summaries of the terms of the Engagement Letter, the amendment to the Engagement Letter, the Purchase Agreement and the Warrants are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 1.1, 1.2, 10.1 and 4.1, respectively, which are incorporated herein by reference.

Item 8.01 Other Events

On February 17, 2012, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 21, 2012, the Company issued a press release announcing that it entered into a securities purchase agreement with additional accredited investors pursuant to which it agreed to issue to such purchasers in a registered offering up to 2,365,000 shares of our common stock and warrants to purchase up to an additional 1,773,750 shares of common stock on the same terms and conditions as the Offering. In connection therewith, on or about February 20, 2012, a majority of the Purchasers approved this subsequent offering. A copy of the press release announcing this subsequent offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected closing of the sale and purchase of the Company’s securities described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation

Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Securities Purchase Agreement and the Purchasers’ fulfillment of their obligations to purchase the securities. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports filed in 2011. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this report. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this report, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Engagement Letter, dated as of February 13, 2012, by and among the Company and Rodman & Renshaw, LLC

1.2	Amendment to Engagement Letter, dated as of February 20, 2012, by and among the Company and Rodman & Renshaw, LLC

4.1	Form of Common Stock Warrant

5.1	Opinion of Manatt, Phelps & Phillips, LLP

10.1	Form of Securities Purchase Agreement, dated as of February 16, 2012, by and among the Company and the Purchasers

23.1	Consent of Manatt, Phelps & Phillips, LLP (included in Exhibit 5.1)

99.1	Press Release of the Company dated February 17, 2012 (the press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page)

99.2	Press Release of the Company dated February 21, 2012 (the press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: February 21, 2012	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer